AGREEMENT

Agreement, executed by and between CHEMOIL CORPORATION, DBA CHEMOIL AVIATION, a California corporation with an office located at 200 East Las Olas Boulevard, Suite 1600, Ft. Lauderdale, FL, 33301, hereinafter referred to as "the Company"; and Basta Holdings Corporation, a Nevada corporation with offices at 1111 Kane Concourse, Suite 518, Bay Harbor Islands, FL 33154, hereinafter referred to as "the Representative".

RECITALS

The Company is engaged in the business of purchasing and selling jet fuel. The Representative has business contacts in this industry. The Company has engaged the Representative to introduce it to prospective customers and/or suppliers of jet fuel and related products and services, and to negotiate or assist in establishing favorable business relationships between the Company and such customers and/or suppliers pursuant to the terms of this Agreement.

NOW THEREFORE, for valuable consideration, the parties agree as follows:

1. The Representative shall use its best efforts, in accordance with the terms of this Agreement, to introduce the Company to prospective customers and/or suppliers for the Company, and to assist the Company in negotiating the best terms available for transactions between such purchasers and/or suppliers and the Company.

2. The Company shall pay commissions to the Representative for its services and activities hereunder at a rate to be agreed upon by the parties in writing from time to time, as specified in ADDENDUM "A" attached. Representative shall be entitled to earn commissions hereunder only if: (a) the Representative registers the prospective vendor or customer with the Company by written notice sent prior to contacting or soliciting the vendor or customer, (b) the Company authorizes the contact or solicitation, and (c) the Representative is the procuring cause of a transaction that is completed between the Company and the applicable vendor or customer. Payments of commissions earned hereunder shall be made within thirty (30) days after the Company collects all funds related to a transaction procured by the Representative.

3. NOTHING CONTAINED IN THIS AGREEMENT SHALL REQUIRE THE COMPANY TO PURCHASE AND/OR SELL PRODUCTS FROM OR TO ANY PERSON, OR AUTHORIZE THE REPRESENTATIVE TO AGREE TO PRICES AND TERMS ON BEHALF OF THE COMPANY. PRODUCT TRANSACTIONS SHALL BE MADE ONLY WITH SUCH PERSONS, AND AT SUCH PRICES AND TERMS, AS MAY BE DETERMINED BY THE COMPANY FROM TIME TO TIME, IN ITS DISCRETION.

4. The Representative: (a) shall solicit purchases and sales of aviation fuel and related products and services solely and exclusively on behalf of the Company; and (b) shall not, directly or indirectly, solicit purchases or sales, or otherwise deal in, aviation fuel or related products or services on behalf of any party other than the Company. Should the Representative market or sell aviation fuel or related products or services on behalf of any party other than the Company, the Company may, in addition to any other remedies available to the Company, terminate this Agreement upon written notice to the Representative.

5. The Representative shall conduct all of its duties and activities under this Agreement in compliance with applicable national and local laws and regulations, foreign and domestic, including, without limitation, (i) the U.S. Foreign Corrupt Practices Act (15 U.S.C. &78m, 78dd-1-2, 78 ff), as amended, and (ii) regulations governing the purchase and sale of fuel. Without limiting the generality of the foregoing:

a. the Representative shall obtain and maintain in effect, for itself and on behalf of the Company, all permits, licenses and consents, foreign and domestic, necessary to conduct Representative's duties under this Agreement; and

b. the Representative shall not, at any time, directly or indirectly, in connection with its activities hereunder, make any contribution or payment, or offer or provide any compensation or benefit, to any municipal, county, state, or federal governmental agent, employee, officer or official (foreign or domestic), or any other person charged with similar public or quasi-public duties, or any candidate for political office; nor shall any such payment or offer of payment be made to any employee of the Company's suppliers, customers or prospective suppliers or customers as an incentive to sell products to, or purchase products or services from, the Company. The Representative represents and warrants to the Company that no government agency, officer, official or employee of the Company's suppliers, customers or prospective suppliers or customers owns any interest, directly or indirectly, in the Representative, and no such ownership interest will be permitted during the term of this Agreement. The Representative shall avoid any deceptive, misleading or unethical practice or advertising that is or might be detrimental to the Company, the products or the public. For purposes of this Agreement, any agent, employee, officer or official of a corporation, agency or other entity owned or controlled by a government shall be deemed a governmental official.

6. The appointment of the Representative pursuant to this Agreement shall not constitute the Representative an employee or partner of the Company, and the Representative shall not have any right to bind the Company, transact any business in the Company's name or on its behalf in any manner or form, or make any promises or representations on behalf of the Company. The Representative shall not in any manner assume or create, or attempt to create, any obligation on behalf or in the name of the Company. The Representative is an independent contractor, engaged in its own separate business. The Representative shall pay: (a) all expenses incurred by it in the performance of its duties hereunder, and (b) all taxes, foreign or domestic, arising from its services or the compensation it receives under this Agreement.

7. This Agreement shall be considered as having been entered into in the State of Florida, United States of America, and shall be construed and interpreted in accordance with the laws of that state. In any action or proceeding arising out of or relating to this Agreement (an "Action"), each of the parties hereby irrevocably (a) submits to the jurisdiction of any federal or state court sitting in Ft. Lauderdale, Florida, **(b) waives any right to a trial by jury in such Action,** and (c) agrees that any Action may be heard and determined in such Florida federal court or in such state court. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in Miami, Florida. No provision of this Agreement is to be interpreted for or against any party because that party or that party's legal representative drafted such provision.

8. Neither party may assign this Agreement without the other party's prior written consent, except that the Company may freely assign this Agreement to any direct or indirect subsidiary of the Company's shareholder.

9. This Agreement, and any written amendment signed by the parties hereto, shall constitute the sole and entire agreement between the parties and no statement, inducement, promise or understanding, verbal or otherwise, which has not been fully approved by the parties in writing shall be effective or valid.

10. The term of this agreement will be for a period of one (1) year from the date of execution of this agreement. It may be extended by both parties upon written confirmation no less than ninety (90) days prior to the expiration date of this agreement. Notices are to be delivered via certified mail to the addresses and persons listed below.

THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

IN WITNESS WHEREOF, the parties have executed this Agreement on this 20th, day of May, 2014.

The Company:

CHEMOIL AVIATION

By: [signature]

Address: 200 E. LAS OLAS BLVD STE 1600 FORT LAUDERDALE FL 33301

Print: STEVEN A. SCOPPETUOLO

Title: PRESIDENT

The Representative:

By:____________________

Address: 610 SW 34th Street, Suite 307 Fort Laud, FL 33315

Print: Andrew Logullo, VP

Title: Sales Contractor

ADDENDUM "A" TO AGREEMENT (05/20/14)

TO BE DETERMINED ON A DEAL BY DEAL BASIS.